Exhibit 10.13

Please be advised that certain identified information has been excluded in this Exhibit because it is the type of information that the registrant treats as private or confidential and is (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that has been redacted/omitted is symbolized by “[***]”.

THIRD AMENDMENT TO

DISTRIBUTION AND SERVICES AGREEMENT

This Third Amendment to Distribution and Services Agreement (this “Third Amendment”) is made by and between BioStem Technologies, Inc., a Delaware corporation (“Company”) and Venture Medical, LLC, a Montana limited liability company (“Distributor”), and is effective as of June 1, 2025 (the “Amendment Effective Date”).

WHEREAS, the Parties entered into a Distribution and Services Agreement effective September 8, 2023 (the “Original Agreement”); and

WHEREAS, the Parties agreed to amend the Original Agreement on March 1, 2024 (the “First Amendment”) to change certain provisions; and

WHEREAS, the Parties agreed to amend the Original Agreement, as modified by the First Amendment, on October 8, 2024 (the “Erroneous Second Amendment”) to change certain provisions;

WHEREAS, the Parties agreed to amend the Original Agreement, as modified by the First Amendment and Erroneous Second Amendment, on October 8, 2024 (the “Amended and Restated Second Amendment”) to change certain provisions (i.e., correct errors in Exhibit B); and

WHEREAS, the Parties desire to amend certain provisions of the Original Agreement, as modified by the First Amendment, Erroneous Second Amendment, and the Amended and Restate Second Amendment, as set forth in this Third Amendment.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the undersigned hereby agree as follows:

1. Recitals; Definitions. Each and all of the foregoing recitals are true and correct and are incorporated herein by reference. The Original Agreement, as modified by the First Amendment and Second Amendment, is referred to herein as the “Current Agreement.” All capitalized terms used but not defined in this Third Amendment shall have the meaning set forth in the Current Agreement.

2. Minimum Purchase Amount. The Minimum Purchase Amount for June 2025 shall be $[***] million. The Minimum Purchase Amount for calendar quarters starting on or after July 1, 2025, shall be $[***] million per calendar quarter.

3. Amendment of Exhibit B. Exhibit B to the Current Agreement is hereby deleted and Exhibit B hereto is substituted therefor.

5. Entire Agreement. This Third Amendment constitutes the entire understanding to date of the Parties hereto regarding the subject matter of this Third Amendment and supersedes all prior and contemporaneous oral and written agreements of the Parties thereto with respect to the subject matter of this Third Amendment.

6. Counterparts. This Third Amendment may be executed in any number of counterparts with the same effect as if all of the Parties to this Third Amendment had signed the same document. All counterparts shall be construed together and shall constitute one agreement. A signed copy of this Third Amendment delivered by facsimile, email, or other means of electronic transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be deemed to have the same legal effect as delivery of an original signed copy of this Third Amendment.

7. Conflicting Provisions. This Third Amendment is intended to supplement the Current Agreement, and the provisions of this Third Amendment and the Current Agreement shall be construed to the maximum extent possible in the manner necessary to avoid any conflict between their respective terms and conditions. In the event of any irreconcilable conflict between the terms of this Third Amendment and the Current Agreement, the terms of this Third Amendment shall govern and control.

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed as of the Effective Date by their respective duly authorized officers.

Company:		Distributor:

BioStem Technologies, Inc.		Venture Medical, LLC

BY:	/s/ Jason Matuszewski	BY:	/s/ J. Michael Schroeder
NAME:	Jason Matuszewski	NAME:	J. Michael Schroeder
TITLE:	Chief Executive Officer	TITLE:	Executive Vice President

DATE: 30/05/2025		DATE: 30/05/2025

EXHIBIT B

VENTURE PURCHASE PRICES

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